EXHIBIT 10.5

FIRST AMERICAN
   RAILWAYS, INC.

                                                   July 9, 1997


Mr. Raymond Monteleone
3965 North 32nd Terrace
Hollywood, Florida 33021

                  RE: AMENDED AND RESTATED EMPLOYMENT AGREEMENT

Dear Ray:

         This letter confirms our mutual agreement with respect to the following:

         First American Railways, Inc. (the "Company"), agrees to employ you and you agree to accept such employment, upon the terms and conditions set forth below from July 1, 1996, through March 31, 2002; thereafter, the term of your employment shall be automatically renewed for consecutive additional one-year periods, unless and until you or the Company gives the other party written notice, received not later than 120 days prior to the then current expiration date of your employment, of your or the Company's intention to terminate your employment hereunder. For the annual periods ending December 31, 2000; December 31, 2001; and the quarterly period ending March 31, 2002, you shall meet the following performance standards to be mutually determined by you and the Chairman of the Board and which include, among other things, as its parameters the Company's revenue, net income, and cash flow. These standards will be determined by the Chairman of the Board and approved by the Compensation Committee, and such
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 2


standards will be established at or prior to the beginning of each applicable period.

         During the period of your employment, you will serve as President and Chief Operating Officer of the Company and President and Chief Executive Officer of each operating subsidiary of the Company. You agree that, during the period of your employment under this Agreement, you shall serve the Company faithfully, diligently and to the best of your ability, under the direction and supervision of the Board of Directors of the Company, devoting your full time, energy and skill to such employment; provided, however, you may serve on the Board of Directors of up to four "for-profit" entities (a current list of which is attached as Schedule A, which schedule shall be updated by you from time to time), and further provided that there shall be no such limitation on the service provided by you on behalf of any "not-for-profit" entities, so long as such entities are approved by the Chairman of the Board*. You further agree to perform from time to time such services and to act in such capacities as the Board of Directors of the Company shall request without further compensation other than that for which provision is made in this Agreement.

         During the initial term of your employment, the Company shall pay you a salary (in accordance with the Company's regular payroll practices) as follows:
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 3



         1996: (July 1 - December 31)

                           $75,000 ($150,000 annualized) with a bonus payable on or before January 1, 1997, in an amount which shall be no less than $12,500 for that year and may be up to 50% of your base compensation for the subject six-month period.**

         1997: Base compensation shall be at least $175,000 base compensation along with a bonus payable on or before January 1, 1998 in an amount which shall be no less than $25,000 and may be up to 50% of your base compensation for the subject year.**

         1998: Base compensation shall be at least 8% more than the base compensation in 1997, along with a bonus payable on or before January 1, 1999, in an amount which is at least $25,000 and may be up to 50% of the compensation for the subject year.**

         1999: Base compensation shall be at least 8% more than the base compensation in 1998, along with a bonus payable on or before January 1, 2000 in an amount which is at least $25,000 and may be up to 50% of the compensation for the subject year.**

         2000: Base compensation shall be at least 8% more than the base compensation in 1999, along with a bonus payable on or before January 1, 2001 in an amount which is at least $25,000 and may be up to 50% of the compensation for the subject year.**

         2001: Base compensation shall be at least 8% more than the base compensation in 2000, along with a bonus payable on or before January 1, 2002 in an amount which is at least $25,000 and may be up to 50% of the compensation for the subject year.**

--------------------
* LYNN UNIVERSITY (BOCA RATON) SHALL BE AN APPROVED NOT-FOR PROFIT CORPORATION.

** AS DETERMINED BY MUTUAL AGREEMENT BETWEEN YOU AND THE CHAIRMAN OF THE BOARD OF THE COMPANY; PROVIDED, HOWEVER, IF SUCH AN AGREEMENT CANNOT BE REACHED, THEN THE BOARD OF DIRECTORS SHALL ESTABLISH THE AMOUNT OF SUCH BASE COMPENSATION, BONUS AND STOCK OPTION GRANTS WITHIN THE APPLICABLE PARAMETERS.
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 4


         2002:             (January 1 - March 31)

                           Base compensation shall be at least 8% more than the base compensation in 2001 (pro rated for the three month period) with a bonus payable on or before March 31, 2002 in an amount which is at least $25,000 and may be up to 50% of the compensation for the subject three month period.**


         The Company agrees to promptly grant you a total of 10,800 shares of common stock which shares shall be fully paid, non-assessable and not subject to forfeiture or return to the Company for any reason. The price per share of the 10,800 shares of common stock granted pursuant to the foregoing sentence shall be $3.50 per share (the market price as of July 1, 1996). In addition, the Company will grant to you annually (beginning on the date hereof and thereafter on each anniversary of this Agreement during its term and any extensions thereof) non-qualified, ten-year stock options to purchase at least** 30,000 shares of common stock (subject to standard anti-dilutive protection) at an exercise price which is equal to the then current market price which for purposes of the initial grant shall be $3.50 per share, each of such 30,000-share options shall vest in one-third increments (10,000 shares) annually, with the initial vesting beginning on the date hereof; provided, however, any such options which remain to be granted

________________
** FOOTNOTE ON PRECEDING PAGE.
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 5



and/or vested hereunder shall be immediately and fully granted and vested in their entirety upon your election to terminate this Agreement by reason of a "change in control" of the Company as provided below, or in the event of the termination of this Agreement by the Company for reasons other than for "cause." The Company shall as soon as reasonably possible prepare and file a Form S-8 Registration Statement covering the resale of the shares granted to you as provided above and the shares underlying your granted stock option, as well as those shares underlying all employee stock option plans.

         It is contemplated that, in connection with your employment by the Company, you will be required to incur travel, entertainment and other business expenses which you deem necessary for the performance of your duties and responsibilities. The Company also agrees to reimburse you for all such necessary out-of-pocket expenses reasonably incurred by you upon the submission to the Company of expense vouchers or other statements satisfactorily evidencing the expenses for which reimbursement is sought. The Company will pay you a $500 per month car allowance and will reimburse you at the rate of $.20 per mile for all mileage driven by you while on Company business (for automobile expenses, e.g., gas, oil, maintenance, etc.).
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 6


         In the event that you are incapacitated by reason of mental or physical disability or otherwise during the period of your employment so that you are prevented from performing your principal duties and services to the Company for a period of 120 consecutive days or for shorter periods aggregating 120 days during any 12-month period, the Company shall have the right to terminate your employment by sending or telecopying written notice of such termination to you or to your legal representative, as the case may be. Upon such termination or in the event of your death, the Company shall be relieved of any further obligations under this Agreement with the exception of the obligation to pay to you or your estate, as the case may be, any accrued and unpaid salary earned by you, and all granted but unvested options shall become fully vested. Notwithstanding the foregoing, in the event that you die prior to January 14, 1997 (the date upon which the life insurance policy described herein becomes effective), the Company will continue to pay your salary, at normal payroll intervals, to your estate for period of three months after the date of your death.

         The Company shall have the right to terminate your employment for "cause" at any time by reason of one or more of the following occurrences: (i) your conviction, by a court of competent and final jurisdiction, of any crime (but only in the event such crime
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 7




involves the Company or directly relates to your duties thereto) which constitutes a felony in such jurisdiction; or (ii) your commission of a material act of malfeasance, fraud, dishonesty or breach of trust against the Company; or
(iii) your material violation of the terms of this Agreement; or (iv) your failure to devote sufficient time, e.g., averaging 40 hours per week (taking into account vacation and holiday time) to the Company's business. In the event the Company elects to terminate your employment for "cause," the Company shall send or telecopy written notice to you informing you of such election and setting forth the action or omission constituting the reason for terminating your employment for "cause." If your employment is validly terminated for "cause" under this paragraph, notwithstanding any other provisions of this Agreement, the Company will be relieved of any further obligations under this Agreement with the exception of the obligation to pay you any accrued and unpaid salary due to you, and those obligations (if any) regarding the granting and/or vesting of your stock options as described in the carry-over paragraph at page 4 and continuing on page 5, above.]

         In the event of termination or substantial reduction in duties without
(i) a "change in control" as defined below, or (ii) for reasons other than "cause," you will be paid, in accordance with the Company's ordinary pay schedule, your base compensation and
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 8

maximum bonus for the remaining term of this Agreement, and you will be entitled to the vesting and granting of all stock options under this Agreement as if continued in full force and effect.

         You shall be entitled to paid sick days and paid vacation days commensurate with that due to an executive at your level of employment, which initially shall be up to four weeks of vacation time, with no more than two weeks of which to be consecutive. The Company's Chairman of the Board shall be responsible for monitoring this aspect of your Employment Agreement to determine that the amount of sick time and vacation time is in a manner consistent with the policies of the Company and the effective discharge of your duties herein.

         Beginning on January 14, 1997, the Company shall provide you with life insurance (with coverage equal to at least twice your applicable annual base compensation), medical insurance and disability insurance (with coverage equal to at least 60% of your applicable annual base compensation and payment of benefits for the period described in the Company's group disability program); provided, however, to the extent such disability insurance is not in force for you in the amount described above or is not available to the Company on reasonable terms, then the Company shall be responsible during the term of any such disability insurance for the prompt and timely payment of any "shortfall" in disability

________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 9



payments due to you, as if you had been insured for disability to the extent as otherwise provided above, i.e., at least 60% of your annual base compensation. You shall also be entitled to participate to the same extent as other employees of the Company of a like capacity and position in any profit sharing plan, pension plan or incentive compensation plan that the Board of Directors of the Company shall determine to make available to such employees.

         The Company shall fund an individual retirement plan established on your behalf as follows: $5,000 in December 1996; $10,000 in December 1997; $10,000 in December 1998; $10,000 in December 1999; $10,000 in December 2000;
$10,000 in December 2001; and, $10,000 in March 2002. To supplement the foregoing, the Company shall use its best efforts to establish a non-qualified defined contribution or defined benefit retirement plan in which you shall participate along with other members of the Company's management, at a level commensurate with your position with the Company. Any such supplemental retirement plan(s) shall immediately vest to you upon (i) any termination of this Agreement by the Company other than for "cause", or (ii) your election to terminate this Agreement upon the occurrence of a "change in control" of the Company, as provided below.

         In the event there is a "change in control" of the Company (as defined below) and you promptly terminate (within 12 months) this Agreement, then you shall, within 15 days of such termination,
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 10



receive a payment of an amount equal to twice your current annualized compensation (base compensation plus applicable maximum bonus) as severance pay along with the above-described acceleration of the granting and vesting of your stock options and the vesting of any retirement plans (the "Termination Benefits"). In the event there is a "change in control" of the Company and (i) you are terminated by the Company for any reason during the 12-month period following such "change in control", or (ii) you terminate this Agreement because your duties hereunder have been substantially reduced during the 12-month period following a "change in control", then you shall within 15 days of such termination, receive a payment equal to three times your current annualized compensation (base compensation plus applicable maximum bonus) as severance pay along with the above-described acceleration of the granting and vesting of your stock options and the vesting of your stock options and the vesting of any retirement plans (the "Extended Termination Benefits"). For purposes of this Agreement, a "change in control" of the Company shall occur when (i) more than 50% of the Company's voting capital stock is acquired by any "individual", "entity" or "group" as those terms are defined in the Securities Exchange Act of 1934, or (ii) someone other than Allen C. Harper or you, is the Company's Chief Executive Officer.
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 11



         It is further expressly understood and agreed that this Agreement must be terminated as a result of a "change in control," or a substantial reduction in your duties hereunder, in order for the Termination Benefits or the Extended Termination Benefits to become available and payable to you.

         You agree that during, and for a period of two years following cessation of, your employment with the Company, you shall not, without the prior written consent of the Board of Directors of the Company, disclose to any person, firm, corporation or other entity, for any reason or for any purpose whatsoever, any confidential or proprietary knowledge or information pertaining to the Company or any of its affiliates.

         You covenant and agree that during the term hereof and, if you or the Company shall terminate this Agreement prior to the expiration of the term hereof, then for a period ending two years from the termination date, you will not be a consultant, director, officer or employee or have any interest either directly or indirectly in any individual, partnership, corporation or other entity which is engaged in a business competitive with the business of the Company; provided, however, that the foregoing shall not prohibit the ownership by you of less than 5% of any class of outstanding voting securities (or any options, warrants or rights
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 12


to acquire such securities or any securities convertible into such securities) of any corporation.

         You shall also be elected to the Board of Directors of the Company and the Company agrees to use its best efforts to see that you are nominated as part of management's slate of director nominees in connection with all subsequent election(s) of directors by the Company's shareholders which are held during the term of this Agreement. During the term of this Agreement, you shall also serve as a director on the Board of Directors of all of the subsidiaries of the Company. You will receive no additional compensation from the Company for your service as a director.

         You represent to the Company that you are not subject to any restriction, contractual or otherwise, which prohibits you from undertaking employment by the Company in accordance with the terms and provisions of this Agreement. The Company acknowledges that you are party to a January 12, 1996 agreement with Sensormatic Electronics Corporation ("Sensormatic") which provides, among other things, that you are subject to certain non-competition and confidentiality provisions thereof. In addition, you have advised the Company that you may be required to provide certain consulting services to Sensormatic for a limited period of time; however, your services thereunder will not materially interfere with your obligations hereunder.
________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

FIRST AMERICAN
   RAILWAYS, INC.

      Mr. Raymond Monteleone
      July 9, 1997
      Page 13



         This Agreement represents the entire understanding and agreement between us with respect to your employment by the Company and supersedes all prior negotiations, representations and agreements made by and between us. No alteration, amendment or modification of any of the terms or provisions of this Agreement shall be valid unless made pursuant to an instrument in writing and signed by each of us. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         Kindly indicate below that the foregoing represents our mutual agreement with respect to the matters described in this Agreement by signing and returning a copy of this Agreement, whereupon this Agreement shall constitute an agreement between us.

                                      Very truly yours,

                                      FIRST AMERICAN RAILWAYS, INC.



                                      By: /s/ ALLEN C. HARPER
                                          ----------------------------------
                                              Allen C. Harper, Chairman
                                              of the Board of Directors

Agreed to and Accepted this
9th day of July, 1997

/s/ RAYMOND MONTELEONE
------------------------------
Raymond Monteleone

________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602

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FIRST AMERICAN
   RAILWAYS, INC.


                                   SCHEDULE A



         List of "for profit" corporations as of July 1, 1996

         1.       Pointe Financial Corporation (including Pointe
                  Federal Savings Bank);

         2.       Loren Industries; and

         3.       Rexall Sundown.

________________________________
3700 North 29 Avenue, Suite 202
Hollywood, Florida 33020
954/920-0606 * Fax: 954/920-0602